AMERITAS LIFE INSURANCE CORP.
                                  ("Ameritas")
               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
                              ("Separate Account")

                                  Supplement to
                 Ameritas No-Load Variable Annuity ("NLVA 4080")
                          Prospectus Dated May 1, 2006

                         Supplement Dated March 13, 2009

This supplement amends certain disclosures contained in the above-referenced prospectus. Please keep this supplement together with your prospectus for future reference.

On December 12, 2008, Ameritas Life Insurance Corp. ("Ameritas") was advised that the Board of Directors of Calvert Variable Series, Inc. (the "Calvert Fund") approved the merger of the Calvert Fund, Ameritas Index 500 Portfolio into the Summit Mutual Funds, Inc., Summit S&P 500 Index Portfolio.

As the result of this merger, the following changes are made to the administration of the Policies:

o any instructions that you have in effect with respect to the subaccount that invested in the Ameritas Index 500 Portfolio will be treated as instructions with respect to the subaccount that invests in the Summit S&P 500 Index Portfolio. Such instructions include, for example, instructions concerning allocation of premium payments or charges under your Policy, and instructions for automatic transactions, such as periodic withdrawals, or portfolio rebalancing. However, you may change such instructions at any time, in the manner and subject to the terms and conditions set forth in the prospectus; and

o all references and information contained in the prospectus related to the Ameritas Index 500 Portfolio is deleted. Specifically, this will apply to the portfolio name and data found in PORTFOLIO COMPANY OPERATING EXPENSES and Separate Account Variable Investment Options charts, as well as Appendix A and the portfolio list on page 1.

Ameritas was also advised by the Board of Directors of the Summit Mutual Funds, Inc. (the "Summit Fund") that effective December 12, 2008, the Summit Fund changed its investment adviser to Calvert Asset Management Company, Inc. ("CAMCO") and that CAMCO will enter into sub-advisory agreements for certain portfolios of the Summit Fund.

Therefore, the chart in the INVESTMENT OPTIONS section of your prospectus is revised to reflect changes due to the portfolio merger and Summit Fund changes to the investment adviser, subadviser, and underwriter, as follows:

--------------------------------------------------------------------------------------------------------------------
                            FUND NAME                                             INVESTMENT ADVISER
Portfolio Name - Subadviser(s)                                     Portfolio Type / Summary of Investment Strategy
--------------------------------------------------------------------------------------------------------------------
        Summit Mutual Funds, Inc., Summit Pinnacle Series*              Calvert Asset Management Company, Inc.
--------------------------------------------------------------------------------------------------------------------
Summit S&P 500 Index Portfolio - Summit Investment Partners, Inc.  Index:  S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------

* The Fund and its investment adviser are part of the UNIFI Mutual Holding Company ("UNIFI"), the ultimate parent of Ameritas. Also, Calvert Distributors, Inc., an indirect subsidiary of UNIFI, will replace Ameritas Investment Corp. as the underwriter for the Summit Mutual Funds, Inc., Summit Pinnacle Series.

Please see the supplement dated September 15, 2008 provided by the Calvert Fund for more information about the portfolio merger. Also see the Summit Fund prospectus for information about the Summit S&P 500 Index Portfolio's investment objectives, restrictions and other important information. On request, we will provide you with an additional copy of the fund prospectus or supplement.

All other provisions of your Policy remain as stated in your Policy and prospectus, as previously amended.

     This supplement should be retained with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp.

            If you do not have a current prospectus, please contact
                          Ameritas at 1-800-255-9678.